SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C.  20549

     FORM 8-K
     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) April 4, 1994

                       Regency Health Services, Inc.
           (Exact name of registrant as specified in its charter)

     Delaware                  0-11144                       33-021226
     (State or other          (Commission                (IRS Employer
      jurisdiction of          File Number)        Identification No.)
      incorporation)

              2742 Dow Avenue, Tustin, California   92680-7245
     (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number, including area code (714) 544-4433

       3636 Birch Street, Suite 195, Newport Beach, California 92660 (Former name or former address, if changed since last report)


     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

               On April 4, 1994, Regency Health Services, Inc. (the "Registrant") and Care Enterprises, Inc. ("Care") completed their previously announced merger. Pursuant to the Agreement and Plan of Merger, dated as of December 20, 1993, as amended by an Amendment, dated as of January 31, 1994, and a Second Amendment, dated as of March 21, 1994 (the "Merger Agreement"), Care Merger Sub, Inc., a wholly owned subsidiary of the Registrant, was merged with and into Care (the "Merger"), and Care became a wholly owned subsidiary of the Registrant. Each share of common stock of Care (other than shares owned by the Registrant or any of its subsidiaries, held in the treasury of Care or owned by any subsidiary of Care) was converted into 0.71 of a share of common stock of the Registrant.

               For a more detailed description of the Merger, see the Proxy Statement/Prospectus of the Registrant contained in the Registration Statement on Form S-4 of the Registrant (File No. 33-52497) dated March 4, 1994, which is incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

               (a) and (b)    It is impracticable to provide the
     required financial statements and pro forma financial information for the acquired business at this time. The required financial statements and pro forma financial information will be filed as soon as practicable, but not later than 60 days from the date of this Current Report on Form 8-K.

               (c)  Exhibits

               2.1 Agreement and Plan of Merger, dated as of December 20, 1993, by and between Regency Health Services, Inc. and Care Enterprises, Inc. (included as Annex A to the Proxy Statement/Prospectus contained in Regency Health Services, Inc.'s Registration Statement on Form S-4 (File No. 33-52497)).

               2.1.1 Amendment to Agreement and Plan of Merger, dated as of January 31, 1994, by and between Regency Health Services, Inc. and Care Enterprises, Inc. (included as Annex A to the Proxy Statement/Prospectus contained in Regency Health Services, Inc.'s Registration Statement on Form S-4 (File No. 33-52497)).

               2.1.2 Second Amendment to Agreement and Plan of Merger, dated as of March 21, 1994, by and among Regency Health Services, Inc., Care Enterprises, Inc. and Care Merger Sub, Inc.

               4.1 Specimen of common stock certificate of Regency Health Services, Inc. (incorporated by reference to Regency Health Services, Inc.'s Registration Statement on Form S-1 (File No. 33-45591)).

               4.2 Voting Agreement, dated as of December 27, 1993, by and among Regency Health Services, Inc. and the stockholders named therein (incorporated by reference to Regency Health Services, Inc.'s Registration Statement on Form S-4 (File No. 33-52497)).

               4.3 Voting Agreement, dated as of December 27, 1993, by and among Care Enterprises, Inc. and the stockholders named therein (incorporated by reference to Regency Health Services, Inc.'s Registration Statement on Form S-4 (File No. 33-52497)).

               20.1 Proxy Statement/Prospectus of Regency Health Services, Inc. dated March 7, 1994 (filed as part of Regency Health Services, Inc.'s Registration Statement on Form S-4 (File No. 33-52497)).


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGENCY HEALTH SERVICES, INC.

                                   By:  /s/ Brad L. Kerby
                                        Name:  Brad L. Kerby
                                        Title:  Senior Vice President
                                                General Counsel and
                                                  Secretary

     Dated:  April 5, 1994


                               EXHIBIT INDEX

     Exhibit                                                      Page

     2.1 Agreement and Plan of Merger, dated as of December 20, 1993, by and between Regency
               Health Services, Inc. and Care Enterprises,
               Inc. (included as Annex A to the Proxy
               Statement/Prospectus contained in Regency
               Health Services, Inc.'s Registration
               Statement on Form S-4 (File No. 33-52497)).

     2.1.1 Amendment to Agreement and Plan of Merger, dated as of January 31, 1994, by and between Regency Health Services, Inc. and Care Enterprises, Inc. (included as Annex A to the Proxy Statement/Prospectus contained in Regency Health Services, Inc.'s Registration Statement on Form S-4 (File No. 33-52497)).

     2.1.2     Second Amendment to Agreement and Plan of
               Merger, dated as of March 21, 1994, by and among Regency Health Services, Inc., Care
               Enterprises, Inc. and Care Merger Sub, Inc.

     4.1       Specimen of common stock certificate of
               Regency Health Services, Inc. (incorporated by reference to Regency Health Services, Inc.'s Registration Statement on Form S-1
               (File No. 33-45591)).

     4.2       Voting Agreement, dated as of December 27,
               1993, by and among Regency Health Services,
               Inc. and the stockholders named therein
               (incorporated by reference to Regency Health
               Services, Inc.'s Registration Statement on
               Form S-4 (File No. 33-52497)).

     4.3 Voting Agreement, dated as of December 27, 1993, by and among Care Enterprises, Inc. and the stockholders named therein (incorporated by reference to Regency Health Services, Inc.'s Registration Statement on Form S-4 (File No. 33-52497)).

     20.1      Proxy Statement/Prospectus of Regency Health
               Services, Inc. dated March 7, 1994 (filed as part of Regency Health Services, Inc.'s
               Registration Statement on Form S-4 (File No.
               33-52497)).


                                                         Exhibit 2.1.2

                            SECOND AMENDMENT TO
                        AGREEMENT AND PLAN OF MERGER

               This Second Amendment to Agreement and Plan of Merger, dated as of March 21, 1994, is entered into by and among Regency Health Services, Inc., a Delaware corporation ("Regency"), Care Enterprises, Inc., a Delaware corporation ("Care"), and Care Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Regency ("Care").

               WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of December 20, 1993, as amended by an Amendment, dated as of January 31, 1994, between Regency and Care (the "Plan of Merger"), at the Effective Time, Merger Sub will be merged with and into Care; and

               WHEREAS, Merger Sub was formed subsequent to the execution and delivery of the Plan of Merger; and

               WHEREAS, Merger Sub desires to become a party to the Plan of Merger.

               NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements set forth herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

               1. Merger Sub hereby agrees to become a party to and be bound by the obligations of the Plan of Merger.

               2. Each of Regency and Care hereby consents to the addition of Merger Sub as a party to the Plan of Merger.

               3. Capitalized terms not otherwise defined herein shall have the meaning assigned to such term in the Plan of Merger.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

                              REGENCY HEALTH SERVICES, INC.

                              By:  /s/ Cecil Mays

                                   Cecil Mays
                                   Chairman of the Board of Directors,
                                   Chief Executive Officer and
                                   President

                              CARE ENTERPRISES, INC.

                              By:  /s/ Richard K. Matros

                                   Richard K. Matros
                                   President and Chief Executive Officer

                              CARE MERGER SUB, INC.

                              By:  /s/ Cecil Mays

                                   Cecil Mays
                                   President